SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 18, 2007
Earth Biofuels, Inc.
(Exact Name of Registrant as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

333-110249 (Commission File Number)	71-0915825 (I.R.S. Employer Identification No.)

3001 Knox Street, Suite 303 Dallas, Texas (Address of Principal Executive Offices)	75205 (Zip Code)
(214) 389-9800
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02. Non-Reliance on Previously Issued Financial Statements and a Related Audit Report and Completed Interim Reviews.
Item 4.02 (b)
Item 9.01Exhibits.
SIGNATURES
Letter from Malone & Bailey, PC dated May 18, 2007
Letter from Malone & Bailey, PC dated June 13, 2007
Letter from Malone & Bailey, PC dated June 21, 2007

Item 4.02. Non-Reliance on Previously Issued Financial Statements and a Related Audit Report and Completed Interim Reviews.
(a) On May 18, and May 31, 2007, the registrant’s Chief Executive Officer and Chief Financial Officer, in consultation with the Board of Directors and the registrant’s independent registered public accounting firm, concluded that the previously issued financial statements contained in the registrant’s Quarterly Reports on Forms 10-QSB for the interim quarterly reports as of June 30, 2006, September 30, 2006, and March 31, 2007, and the annual report as of December 31, 2006, should not be relied upon because of errors in those financial statements and that the registrant would restate these financial statements to make the necessary accounting corrections.
The Chief Executive Officer and Chief Financial Officer of the registrant have discussed with Malone & Bailey, PC, its independent registered public accounting firm, the matters disclosed in this current report on Form 8-K pursuant to this item 4.02(a). In general these changes are regarding prior share based (non-cash) compensation which was subsequently determined should be expensed rather than deferred, and computations regarding interest expense on convertible debts. The changes are set forth in more detail below.
Forms 10-QSB for the Quarters Ended June 30, 2006 and September 30, 2006 respectively
Share Based Compensation
The financial statements as of the dates referred to above have been restated to adjust for the accounting of certain share based transactions under Statement of Financial Accounting Standards No. 123R, “Share-Based Payments” and EITF 96-18, “Accounting for Equity Instruments That Are Issued to Other Than Employees for Acquiring, or in Conjunction with Selling, Goods or Services”. Earth Biofuels, Inc.(the “Company”) determined that it will be necessary to restate its previously-issued financial statements contained in it’s Quarterly Reports on Form 10-QSB for the quarters ended June 30, 2006, and September 30, 2006. Share based compensation related to shares issued for non-employees were previously reported as deferred and were being amortized over the life of the contract. The Company measures all share-based payments, including grants of employee stock options, using a fair-value based method in accordance with Statement of Financial Accounting Standards No. 123R, “Share-Based Payments.” Earth also determined the measurement date for share based transactions with non-employees according to the terms of EITF 96-18, “Accounting for Equity Instruments That Are Issued to Other Than Employees for Acquiring, or in Conjunction with Selling, Goods or Services”. Earth measured fair value of equity instruments using the stock price and other measurement assumptions as of the earlier of either of the date at which a commitment for performance by the counterparty to earn the equity instruments is, or the date at which the counterparty’s performance is complete. Subsequently however, it was determined that the date at which the commitments for performance by the Company’s non-employees to earn the equity instruments had in fact occurred before the date at which the counterparty’s performance was complete. As such, the Company is expensing the amounts reported as deferred compensation for the quarters ended June 30, 2006, and September 30, 2006. There were no amounts reported as deferred compensation in the Company’s year end filing of its 10KSB as of December 31, 2006.

The following table sets forth a reconciliation of previously reported and restated “Prepaid Expenses and Other Current Assets”, “Compensation expenses, including share based compensation,” “Net (loss)”, “Net loss per common share: Basic and Diluted” and “Accumulated deficit” for the Three and Six months Ended June 30, 2006.

For the Three
and Six months	As Reported for the		As Restated for the	As Reported for the		As Restated
Ended	Three Months Ended	Amount of	Three Months Ended	Six Months Ended	Amount of	for the Six Months
June 30, 2006	June 30, 2006	Adjustment	June 30, 2006	June 30, 2006	Adjustment	Ended June 30, 2006
Prepaid expenses and other current assets	$1,935,619	(1,687,099)	$248,521	$1,935,619	(1,687,099)	$248,521

Compensation, including share based compensation	$5,348,690	1,687,099	$7,035,789	$9,964,640	1,687,099	$11,651,739

Net loss from operations	($9,676,551)	(1,687,099)	($11,363,650)	($16,156,885)	(1,687,099)	($17,843,984)

Net Loss	($12,883,686)	(1,687,099)	($14,570,785)	($19,364,020)	(1,687,099)	($21,051,119)

Net loss per common share: Basic and Diluted	($0.07)	(.01)	($0.08)	($0.11)	(.01)	($0.12)

Accumulated deficit	N/A	N/A	N/A	($29,873 791)	(1,687,099)	($31,560,890)
The following table sets forth a reconciliation of previously reported and restated “Prepaid Expenses and Other Current Assets”, “Compensation expenses, including share based compensation,” “Net Income (loss)”, “Net income (loss) per common share: Basic and Diluted” and “Accumulated deficit” for the three and nine months ended September 30, 2006.

For the Three						As Restated
and Nine Months	As Reported for the		As Restated for the	As Reported for the		for the Nine Months
Ended	Three Months Ended	Amount of	Three Months Ended	Nine Months Ended	Amount of	Ended September 30,
September 30, 2006	September 30, 2006	Adjustment	September 30, 2006	September 30, 2006	Adjustment	2006
Prepaid expenses and other current assets	$20,506,719	(19,791,215)	$715,504	$20,506,719	(19,791,215)	$715,504

Compensation, including share based compensation	$8,093,976	18,104,116	$26,198,092	$19,515,791	19,791,215	$39,307,006

Net income (loss) from operations	($12,705,431)	(18,104,116)	($30,809,547)	($28,862,239)	(19,791,215)	($48,653,454)

Net income (loss)	$3,426,077	(18,104,116)	($14,678,039)	($15,937,866)	(19,791,215)	($35,729,081)

Net income (loss) per common share: Basic and Diluted	$0.02	(.05)	($0.07)	($0.09)	(0.10)	($0.19)

Accumulated deficit	N/A	N/A	N/A	($26,447 637)	(19,791,215)	($46,238,852)

In addition, there was no impact on net cash flows from operations and changes in cash and cash equivalents for the above periods.
Form 10-KSB for the Year Ended December 31, 2006
Interest Expense
The financial statements noted above have been restated to adjust the accounting for interest accruals and related interest expense. Earth Biofuels, Inc.(the “Company”) determined that it will be necessary to restate its previously-issued financial statements contained in it’s Annual Report on Form 10-KSB for the year ended December 31, 2006. The Company has been involved in renegotiations regarding its Securities Purchase Agreements dated July 24, 2006, totaling $52.5 million, and August 11, 2006, totaling $1.1 million. In connection with the ongoing renegotiations regarding the Securities Purchase Agreements Earth did not make the first quarterly interest payments due October 1, 2006, or register the underlying securities within 30 days from closing in accordance with the agreements. Prior to the filing of the Company’s first quarter 2007 report, the Company had reason to believe that an agreement was reached whereby all interest and registration penalties (additional penalties due to late interest payments and late registration of securities) would be waived, in lieu of a redemption premium of 20%, shorter maturity dates, and agreements to sell specific investments in order to repay amounts due. In addition, it was the opinion of management that there were substantial defenses for the late charges and penalties in the event of litigation. As such, the Company accrued interest and related interest expense according to the forbearance terms. It has been determined subsequent to the filing of the Company’s first quarter 2007 report, that an agreement has not yet been reached on the forbearance, and as such, the Company has restated its annual report to include interest and registration penalties according to the original Securities Purchase Agreements dated July 24, 2006 and August 11, 2006, respectively.

The following table sets forth a reconciliation of previously reported and restated “Accrued Interest Payable”, “Interest Expense” and “Accumulated deficit” for the year ended December, 31, 2006.

	As Reported		As Restated
	For the Year Ended		For the Year Ended
	December 31, 2006	Amount of Adjustment	December 31, 2006
Description	($ in 000‘s)	($ in 000‘s)	($ in 000‘s)

Accrued interest payable	$7,337	4,607	$11,944

Interest expense	($18,369)	(4,607)	($22,976)

Total other income and (expense)	$2,476	(4,607)	($2,131)

Total comprehensive loss	($63,362)	(4,607)	($67,969)

Net loss per common share: Basic and Diluted	($0.33)	(0.02)	($0.35)

Accumulated deficit	($74,965)	(4,607)	($79,572)
In addition, there was no impact on net cash flows from operations and changes in cash and cash equivalents for the above periods.
Form 10-QSB for the quarter ended March 31, 2007
Interest Expense
The financial statements noted above have been restated to adjust the accounting for interest accruals and related interest expense. Earth Biofuels, Inc.(the “Company”) determined that it will be necessary to restate its previously-issued financial statements contained in it’s Quarterly Report on Form 10-QSB as of and for the Three month period ended March 31, 2007. The Company has been involved in renegotiations regarding its Securities Purchase Agreements dated July 24, 2006, totaling $52.5 million, and August 11, 2006, totaling $1.1 million. In connection with the ongoing renegotiations regarding the Securities Purchase Agreements Earth did not make the first quarterly interest payments due October 1, 2006, or register the underlying securities within 30 days from closing in accordance with the agreements. Prior to the filing of the Company’s first quarter 2007 report, the Company had reason to believe that an agreement was reached whereby all interest and registration penalties (additional penalties due to late interest payments and late registration of securities) would be waived, in lieu of a redemption premium of 20%, shorter maturity dates, and agreements to sell specific investments in order to repay amounts due. In addition, it was the opinion of management that there were substantial defenses for the late charges and penalties in the event of litigation. As such, the Company accrued interest and related interest expense according to the forbearance terms. It has been determined subsequent to the filing of the Company’s first quarter 2007 report that an agreement has not yet been reached on the forbearance, and as such, the Company has restated its quarterly report to include interest and registration penalties according to the original Securities Purchase Agreements dated July 24, 2006 and August 11, 2006, respectively.
The following table sets forth a reconciliation of previously reported and restated “Accrued Interest Payable”, “Interest Expense” and “Accumulated deficit” as of and for the three month period ended March, 31, 2007.

	As Reported for the		As Restated for the
	Three Months Ended		Three Months Ended
	March 31, 2007	Amount of Adjustment	March 31, 2007
Description	($ in 000‘s)	($ in 000‘s)	($ in 000‘s)

Accrued interest payable	$10,203	8,018	$18,221

Interest expense	($8,106)	(8,018)	($16,124)

Total other income and (expense)	($8,440)	(8,018)	($16,458)

Net Income (loss)	($17,509)	(8,018)	($25,527)

Net loss per common share: Basic and Diluted	($0.09)	(0.04)	($0.13)

Accumulated deficit	($92,474)	(8,018)	($100,492)
In addition, there was no impact on net cash flows from operations and changes in cash and cash equivalents for the above periods.
The Company will file amendments to each of the Forms 10-Q for the fiscal quarters ended June 30, 2006, September 30, 2006 and March 31, 2007, and Form 10-KSB for the year ended December 31, 2006, as soon as possible. The Company is working diligently to complete the restatement process as quickly as possible.

Item 4.02 (b)
(b) On May 18, 2007, the Earth Biofuels, Inc. (the “Company”) Audit Committee of its Board of Directors received a letter from its independent auditors, Malone & Bailey, PC advising that audit adjustments were made during their most recent audit for the Company’s 10KSB report that impact previously reported earnings. Specifically, the letter indicates that financial statements included in the Company’s Forms 10QSB as filed for the quarters ended June 30, 2006 and September 30, 2006 included errors related to share based compensation and should be restated.
Item 9.01 Exhibits.
(d) Exhibits

EXHIBIT
NUMBER	DESCRIPTION
7.1	Letter from Malone & Bailey, PC dated May 18, 2007 to the registrant’s Board of Directors.

7.2	Letter from Malone & Bailey, PC dated June 13, 2007 to the Audit Committee of the Board of Directors.

7.3	Letter from Malone & Bailey, PC dated June 21, 2007 to the SEC.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Earth Biofuels, Inc. (Registrant)
Date: June 22, 2007	By:	/s/ Dennis G. McLaughlin, III
Dennis G. McLaughlin, III,
Chief Executive Officer